                                                      EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                ------------------------------------------






          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 2-97934, No. 33-11415, No. 33-42974 and No. 33-50723.



                                         /s/ Arthur Andersen & Co.

Hartford, Connecticut
March 28, 1994